ANNUAL REPORT









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                               Boyle Marathon Fund


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                                  June 30, 2000

Dear Fellow Shareholders:

It is our pleasure to provide this Annual Report on the Boyle Marathon Fund. For the year, the Fund returned 56.47% for the shareholders. An investment of $10,000 in the Fund on July 1, 1999, was worth $15,647 on June 30, 2000. The same investment in the S&P 500 Index would have returned only 6.05% during that same period (that is worth $10,605). The Boyle Marathon Fund was 100% tax efficient in 2000. Looking forward, we will do our very best to beat the S&P 500 Index without taxing our shareholders. Of course, there are no guarantees.

On July 14, 2000, according to data published by Morningstar, the Boyle Marathon Fund was the No. 1 fund, investing in large growth and value companies with a total return of 65.86% over the prior 12 months. For the same period, the S&P 500 Index gained 7.32%, and other funds in our category, like the Vanguard 500 Index gained 8.74%, the Fidelity Magellan Fund gained 11.73%, and the Fidelity Growth and Income Fund gained 4.98%. In the last 12 months, the Fund's technology stocks were the strongest performers, followed by financial services and retail stocks.

Going forward, we have an excellent fundamental environment for investing in stocks with low inflation, high employment, high consumer confidence, bright prospects for new biotech based drugs, unexpectedly large government surpluses at all levels of government, strong corporate earnings, and a very watchful
Federal Reserve. We expect that the broadband companies (including optical components for fiber optic networks, wireless devices and components, and high speed switches and routers), business-to-business e-commerce, selected retailers, and securities brokers will have a strong second half of the year. We are further expecting significant breakthroughs in medicines and continued interest in staying healthy. So, the Fund has positions in the leading pharmaceutical and biotech companies. Those strong trends should continue for at least 3 years. This is a favorable backdrop for investing in stocks for the long run.

We thank our shareholders for their continued confidence and trust. Please feel free to call us toll free if you have a question or visit our web site for daily updates.

                                            Respectfully submitted,

                                            /S/ Mike      /S/ Joanne
                                            ---------------------------
                                            Michael J. and Joanne E. Boyle

P.S. Morningstar ranks the Boyle Marathon Fund as the No. 1 fund in our category over the 12-month period ending July 13, 2000. Please tell your good friends.

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Trustees
Boyle Marathon Fund:

We have audited the accompanying statement of assets and liabilities of Boyle Marathon Fund, including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years and the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyle Marathon Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years and for the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 21, 2000

================================================================================
Boyle Marathon Fund
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--------------------------------------------------------------------------------
 Shares/Principal Amount                               Market       % Assets
                                                        Value
--------------------------------------------------------------------------------

 Technology

     500 ADC Telecommunications*                       41,937
     152 Agilent Inc.*                                 11,210
     300 Analog Devices*                               22,800
   1,400 Apple Computer Inc.*                          73,325
   3,800 Applied Micro Circuits Corp.*                375,250
     700 Applied Materials Inc.*                       63,437
     600 Ariba Inc.*                                   58,828
     800 Broadcom Inc.*                               175,150
   9,000 Cisco Systems Inc.*                          572,063
   1,000 Dell Computer Corp.*                          49,313
   7,400 EMC Corporation*                             569,337
   5,800 Exodus Communications.*                      267,162
     300 Foundry Networks*                             33,150
     400 Hewlett-Packard Co.                           49,950
     800 Intel Corp.                                  106,950
   5,600 JDS Uniphase*                                671,300
     800 Juniper Networks Inc.*                       116,450
   1,400 Micro-Muse Inc*                              231,678
   1,000 Microsoft Corp.*                              80,000
   2,600 Network Appliance*                           209,300
   1,000 Nortel Networks                               68,250
     800 Nokia                                         39,950
   1,600 Oracle Corp.*                                134,500
     800 PMC Sierra Corp.*                            142,150
     200 Rambus*                                       20,600
     800 QUALCOM Inc.*                                 48,000
   1,000 SDL, Inc.*                                   285,188
     700 Siebel Systems Inc.*                         114,494
   3,100 Sun Microsystems*                            281,906
     400 Texas Instruments                             27,475
   3,800 Triquint Semiconductor Inc.*                 363,613
     600 Yahoo! Inc.*                                  74,325
                                                    ---------
                                                    5,379,041         86.11%

 Retail

     500 Costco Wholesale Corp.*                       16,500
   1,300 Gap Inc.                                      40,625
   2,500 Home Depot Inc.                              124,844
     800 Wal-Mart Stores Inc.                          46,100
                                                    ---------
                                                      228,069          3.65%
 Pharmaceuticals

     300 Johnson & Johnson                             30,562
   1,800 Medimmune, Inc.*                             133,200
     500 Novartis G ADS                                20,000
                                                    ---------
                                                      183,762          2.94%
 Financial Services

     300 Fannie Mae                                    15,656
   3,500 Knight Trading Group*                        104,344
   4,500 Schwab (Charles) Corp.                       151,313
                                                    ---------
                                                      271,313          4.34%

 Total Common Stock                                 6,062,185         97.04%

 Cash and Equivalents

      196,868 Fountain Square Treasury                196,868          3.15%
                                                    ---------

Total Investments (cost $4,020,825)                 6,259,053        100.20%

 Other Assets Less Liabilities                        (12,256)        -0.20%

        Net Assets                                  6,246,797        100.00%

================================================================================
Boyle Marathon Fund
================================================================================

Statement of Assets and Liabilites
June 30, 2000

Assets:

     Investment Securities at Market Value                            6,259,053
          (Identified Cost - $4,020,825)

     Cash                                                                 9,776

     Receivables:

          Dividends and Interest                                          1,120

     Receivable for shareholder purchases                                 3,550

     Other Assets                                                         5,259
                                                                      ---------
               Total Assets                                           6,278,758
Liabilities
     Payables:

          Accrued Expenses                                               31,961
                                                                      ---------
               Total Liabilities                                         31,961

Net Assets                                                            6,246,797

Net Assets Consist of:

     Capital Paid In                                                  4,156,715

     Undistributed Net Investment Income                                     -

     Accumulated Realized Gain (Loss) on Investments - Net             (148,146)

     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net               2,238,228
                                                                      ---------
Net Assets, for 277,733 Shares Outstanding                            6,246,797

Net Asset Value and Redemption Price
     Per Share ($6,246,797/277,733 shares)                                22.49

Offering Price Per Share                                                  22.49

================================================================================
 Boyle Marathon Fund
================================================================================

 Statement of Operations
   For the year ended June 30, 2000

Investment Income:
     Dividends                                                            2,026
     Interest                                                             9,398
                                                                      ---------
          Total Investment Income                                        11,424
Expenses
     Management Fees (Note 2)                                            61,157
     Administration Fee                                                  40,771
     Audit                                                                8,268
     Other expenses                                                       2,177
     Organizational Costs                                                 1,995
                                                                      ---------
          Total Expenses                                                114,368

Net Investment Income                                                  (102,944)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                 (3,554)
     Unrealized Gain (Loss) from
          Appreciation (Depreciation) on Investments                  1,535,606
                                                                      ---------
Net Realized and Unrealized Gain (Loss) on Investments                1,532,052

Net Increase (Decrease) in Net Assets from Operations                 1,429,108

================================================================================
Boyle Marathon Fund
================================================================================

Statement of Changes in Net Assets

                                                                       7/01/99           7/01/98
                                                                         to                to
                                                                       6/30/00           6/30/99
From Operations:
  Net Investment Income                                               (102,944)           (42,465)
  Net Realized Gain (Loss) on Investments                               (3,554)           (77,692)
  Net Unrealized Appreciation (Depreciation)                         1,535,606            647,127
                                                                     ----------        ----------
  Increase (Decrease) in Net Assets from Operations                  1,429,108            526,970

From Distributions to Shareholders
  Net Investment Income                                                      0                  0
  Net Realized Gain (Loss) from Security Transactions                  (66,900)                 0
                                                                     ----------                -
  Net  Increase (Decrease) from Distributions                          (66,900)                 0

From Capital Share Transactions:
  Proceeds From Sale of Shares                                       2,901,346            554,178
  Net Asset Value of Shares Issued on Reinvestment of Dividends         66,179                  0
  Cost of Shares Redeemed                                             (149,343)                 0
                                                                     ----------                -
                                                                     2,818,182            554,178

Net Increase  in Net Assets                                          4,180,390          1,081,148
Net Assets at Beginning of Period                                    2,066,407            985,259
Net Assets at End of Period                                          6,246,797          2,066,407
                                                                     ==========        ==========


Share Transactions:
  Issued                                                               141,021             45,859
  Reinvested                                                             3,106                 -
  Redeemed                                                              (7,822)                -
                                                                     ----------                -
Net increase (decrease) in shares                                      136,305             45,859
Shares outstanding beginning of period                                 141,428             95,569
                                                                     ----------        ----------
Shares outstanding end of period                                       277,733            141,428
                                                                     ==========        ==========

================================================================================
Boyle Marathon Fund
================================================================================

Financial Highlights

Selected data for a share of common
stock outstanding throughout the period:

                                                    7/01/99          7/01/98         2/23/98
                                                      to               to              to
                                                    6/30/00          6/30/99         6/30/98 *
Net Asset Value -
     Beginning of Period                             14.61            10.31           10.00
Net Investment Income                                (0.59)           (0.36)          (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                        8.82             4.66            0.36
                                                     -----            -----           -----
Total from Investment Operations                      8.23             4.30            0.31

Distributions (from capital gains)                   (0.35)            0.00            0.00
                                                     -----            -----           -----
     Total Distributions                             (0.35)            0.00            0.00
Net Asset Value -
     End of Period                                   22.49            14.61           10.31
Total Return                                         56.47%           41.71%           8.84%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)               6,247            2,066             985

Before reimbursements
   Ratio of Expenses to Average Net Assets            2.78%            3.36%           6.59%
   Ratio of Net Income to Average Net Assets         (2.50)%          (2.97)%         (3.98)%
After reimbursements
   Ratio of Expenses to Average Net Assets            2.78%            3.36%           4.09%
   Ratio of Net Income to Average Net Assets         (2.50)%          (2.97)%         (1.48)%

Portfolio Turnover Rate                              74.67%           59.04%           0.00%

*Annualized

--------------------------------------------------------------------------------


BOYLE MARATHON FUND
                                                  Notes to Financial Statements
                                                                  June 30, 2000


  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives from the fund as compensation for its administrative services an annual fee of 1.0% of the fund's net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund.

  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Boyle Management and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor. Mr. Michael Boyle acted as the Fund's legal counsel during the year. Mr. Boyle received no compensation for these services. As of July 1, 2000, legal counsel to the Fund will be provided by McDonald, Hopkins, Burke & Haber Co. LPA, an unaffiliated law firm.

     As of June 30, 2000, Michael and Joanne Boyle owned 26.63% of the outstanding shares of the Fund. Mr. and Mrs. Boyle are officers and trustees of the Fund. A shareholder who beneficially owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed a "control person" of the Fund (as defined in the Investment Company Act of 1940).

  4.)CAPITAL STOCK AND DISTRIBUTION
     At June 30, 2000 an indefinite number of shares of capital stock were authorized, and Capital Paid-In amounted to $4,156,715.

  5.)PURCHASES AND SALES OF SECURITIES
     During the year ending June 30,  2000,  purchases  and sales of  investment securities other than U.S. Government obligations and short-term investments aggregated $5,425,901 and $2,930,020 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 2000 was the same as identified cost. At June 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation        (Depreciation)          Net Appreciation (Depreciation)
    2,413,932            (175,704)                       2,238,228

  7.)RECLASSIFICATION OF CAPITAL ACCOUNTS

     The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholder to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and Capital Paid In have been adjusted as of June 30, 2000 in the following amounts. This restatement did not affect net investment income, net realized gain
     (loss) or net assets for the year ended June 30, 2000.

         Undistributed Net Investment Loss           Capital Paid In
                     102,944                            (102,944)

  8.)ORGANIZATION COSTS
     Organization costs are being amortized on a straight line basis over a five year period which will end in February, 2003.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                Board of Trustees
                           Michael J. Boyle, Chairman
                                 Joanne E. Boyle
                              James A. Hughes, Jr.
                                Edward J. Loftus

                               Investment Adviser
                       Boyle Management and Research, Inc.
                          850 Powell Street, Suite 104
                             San Francisco, CA 94108

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                             Cincinnati, Ohio 45263

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145